                                                                   EXHIBIT 10.29



         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL DELIVERED TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A STOCKHOLDERS AGREEMENT DATED AS OF AUGUST 2, 1994 AMONG THE COMPANY AND THE STOCKHOLDERS, OPTIONHOLDERS AND WARRANTHOLDERS SIGNATORY THERETO, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. SUCH AGREEMENT PROVIDES THAT ALL PERSONS WHO ACQUIRE THESE SECURITIES ARE BOUND BY THE TERMS OF SUCH AGREEMENT.


                           AFTERMARKET TECHNOLOGY HOLDINGS
                                        CORP.


                                 AMENDED AND RESTATED
                                       WARRANT


                                 Dated June 24, 1996

                          WARRANTS TO PURCHASE COMMON STOCK

                           Certificate for 11,696 Warrants

                       ISSUED TO MICHAEL J. HARTNETT ("HOLDER")

         AFTERMARKET TECHNOLOGY HOLDINGS CORP., a Delaware corporation (the "COMPANY"), hereby certifies that the Holder is the registered owner of the number of Warrants set forth above. Such Warrants were issued on December 1, 1994 and prior to the date hereof were evidenced by that certain Warrant certificate dated December 1, 1994 (the "PRIOR CERTIFICATE"). This Warrant Certificate evidences the amendment and restatement of the terms of the Warrants, as previously set forth in the Prior Certificate, to delete a provision that was unintentionally included in the Prior Certificate.

         Each Warrant entitles the Holder to purchase one (l) share (each such share being referred to herein as a "WARRANT SHARE" and all such shares being referred to herein, collectively, as the "WARRANT SHARES"), as adjusted from time to time as provided in Section 7 hereof, of the Common Stock, $0.01 par value per share, of the Company (the "COMMON STOCK") at the exercise price of Ten Dollars ($10.00) per Warrant Share (the "EXERCISE PRICE"), subject to the following terms and conditions.

         1. REGISTRATION. The Company shall register each Warrant, upon records to be maintained by the Company for such purpose (such records being referred to herein as the "REGISTER"), in the name of the record holder of such Warrant from time to time. The Company may deem and treat the registered holder of each Warrant as the absolute owner thereof for the purpose of any exercise thereof or any distribution to the holder thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         2.  TRANSFERS AND EXCHANGES.

              (a) REGISTRATION; ISSUANCE OF NEW WARRANT CERTIFICATES. The Company shall reflect in the Register the transfer of any Warrant represented hereby upon the surrender of this Warrant Certificate, with the Form of Assignment attached as Annex A hereto duly completed and signed (and with a signature guarantee for the transfer of any Warrants by a registered holder other than the initial registered holder of this Warrant Certificate), to the Company at the office of the Company set forth in Section 11 hereof; PROVIDED, HOWEVER, that unless (i) such transfer relates to Warrants that have been or are being transferred pursuant to an effective registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), or Rule 144 or any successor rule thereunder, or (ii) such transfer is being made solely to "accredited investors," as such term is defined in Regulation D under the Securities Act, each of which accredited investors (A) represents in writing to the Company that it is such an "accredited investor," and is acquiring such Warrants for investment and not with a view to the


                                       WARRANT
distribution thereof within the meaning of the Securities Act (subject to any requirement of law that the disposition thereof shall at all times be within the control of such holder) and (B) agrees in writing to be bound by the terms of this Section 2(a) with respect to subsequent dispositions, then the Company may require, as a condition to the Company's registration of the transfer of any Warrant, an opinion of counsel (the fees and disbursements of which shall be paid by the Holder) reasonably satisfactory to the Company to the effect that such transfer may be effected without registration under the Securities Act. Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee of such Warrants and a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the remaining Warrants, if any, not so transferred, shall be issued to the Holder. The Company shall at no time close the Register against the transfer of any Warrant or Warrant Share in any manner that materially interferes with the timely exercise of such Warrant.

              (b) WARRANTS EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder at the office of the Company set forth in Section 11 hereof, for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares that may then be purchased under this Warrant Certificate. Each such new Warrant Certificate shall be dated the date of such exchange and represent the right to purchase such number of Warrant Shares as shall be designated by the Holder at the time of such surrender.

         3.  DURATION AND EXERCISE OF WARRANTS.

              (a) Subject to all the terms and conditions hereinafter set forth (including, without limitation, the terms and conditions in Section 16), the Warrants may be exercised by the holder at any time from the date hereof until 5:00 p.m., Los Angeles time, on the tenth (10th) anniversary of the date hereof (the "EXPIRATION TIME").

         33% of the Warrants may be exercised beginning on December 31, 1994; 33% of the Warrants may be exercised beginning on December 31, 1995; and
         33% of the Warrants may be exercised beginning on December 31, 1996.


                                       WARRANT

At the Expiration Time, each Warrant not exercised prior thereto shall be and become void and of no value.

              (b) Subject to the provisions of this Warrant Certificate, including adjustments to the Exercise Price and to the number of Warrant Shares issuable upon the exercise of each Warrant pursuant to Section 7 hereof, each holder of a Warrant on or prior to the Expiration Time shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to such holder of a Warrant) at the Exercise Price one fully-paid Warrant Share, which shall be nonassessable upon issuance.

              (c) Subject to Sections 4, 9 and 10(a) hereof, upon (i) surrender of this Warrant Certificate, together with the Form of Election to Purchase attached as Annex B hereto (the "FORM OF ELECTION TO PURCHASE") duly completed and signed, to the Company at the address provided in Section 11, and
(ii) payment of the Exercise Price, multiplied by the number of Warrant Shares then issuable upon exercise of the Warrants being so exercised in immediately available lawful money of the United States of America, the Company shall promptly, but in any event within five (5) days of its receipt of the Form of Election to Purchase, together with the Warrant Certificate and receipt of payment of the Exercise Price, issue and cause to be delivered to or upon the written order of the Holder, and in such name or names as such Holder may designate (subject to Section 4 hereof), a certificate for the Warrant Shares issued upon such exercise of such Warrants. Any person so designated to be named in such certificate for such Warrant Shares shall be deemed to have become the holder of record of such Warrant Shares as of the Date of Election to Purchase such Warrants. The "DATE OF ELECTION TO PURCHASE" any Warrant means the date on which the Company shall have received (l) this Warrant Certificate, with the Form of Election to Purchase duly filed in and signed, and (2) payment of the Exercise Price for such Warrant.

              (d) Any part of the Warrants evidenced by this Warrant Certificate shall be exercisable from time to time. If fewer than all the Warrants evidenced by this Warrant Certificate are exercised at any time, the Company, at its expense, shall issue to the registered holder a new Warrant Certificate, in substantially the form of this Warrant Certificate, for the remaining number of Warrants evidenced by this Warrant Certificate.

              (e) In lieu of the payment of the Exercise Price in cash, the Holder may request that the Company accept the net value of shares issuable upon payment of the Exercise Price. In such event the Company shall issue to the Holder the number of shares of Common Stock equal to (i) the product


                                       WARRANT
of (x) the number of Warrants being exercised and (y) the amount by which the fair market value of one share of Common Stock exceeds the Exercise Price for such share, divided by (ii) the fair market value of one share of Common Stock. For purposes of this Section 3(e), the "FAIR MARKET VALUE" of one share of Common Stock shall be the value as agreed by the Company and the Holder, provided that the Holder shall not have the option to pay any part of the Exercise Price as aforesaid if the Company and the Holder are unable to agree upon the "fair market value" of one share of Common Stock. This Section 3(e) shall not affect the Holder's obligations under Section 4(b).

         4.  PAYMENT OF TAXES.

              (a) The Company shall pay all issuance and transfer taxes and charges that may be imposed on the Company or on the Warrants or the Warrant Shares in respect of the transfer of Warrants, or the issuance or delivery of the Certificates for Warrant Shares or other Securities in respect of the Warrant Shares upon the exercise or conversion of Warrants; PROVIDED, HOWEVER, that the Company shall not be required to pay any such tax or other charge imposed in respect of the transfer of Warrants, or the issuance or delivery of certificates for Warrant Shares or other Securities in respect of the Warrant Shares upon the exercise of Warrants, to a person or entity other than a then-existing registered holder of Warrants.

              (b) Upon exercise of the Warrant in whole or in part, the holder shall be required to pay to the Company (by cashier's or certified check) an amount equal to all applicable federal and state withholding taxes that may become payable by reason of such exercise.

         5. MUTILATED OR MISSING WARRANT CERTIFICATE. If this Warrant Certificate shall be mutilated, lost, stolen or destroyed, upon request by the registered holder of the Warrants, the Company shall issue, in exchange for and upon cancellation of the mutilated Warrant Certificate, or in substitution for the lost, stolen or destroyed Warrant Certificate, a new Warrant Certificate, in substantially the form of this Warrant Certificate, of like tenor and representing the equivalent number of Warrants, but, in the case of loss, theft or destruction, only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and, if requested by the Company, indemnity also satisfactory to it.


                                       WARRANT

         6.  RESERVATION AND ISSUANCE OF WARRANT SHARES.

              (a) The Company shall at all times have authorized, and reserve and keep available, exclusively for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of the Warrants, the number of Warrant Shares deliverable upon exercise of the Warrants. The Company shall take all corporate action necessary to enable the Company to validly and legally issue, at the Exercise Price, Warrant Shares that are fully paid and nonassessable.

              (b) The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant Certificate, be (i) duly authorized, validly issued, fully paid and nonassessable and (ii) free from all taxes or other governmental charges with respect to the issuance thereof (not including income taxes payable by the holders of Warrants being exercised in respect of gains thereon) and from all liens, charges and security interests created by the Company.

              (c) If any Warrant Shares required to be reserved pursuant to paragraph (a) of this Section 6 require registration with or approval of any governmental authority under any Federal or state law (other than the Securities Act, registration under which is governed by Section 10 hereof) before such Warrant Shares may be issued upon the exercise thereof, the Company shall, at the Holder's expense and as expeditiously as possible, use its best efforts to cause such Warrant Shares to be duly registered or approved, as the case may be; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business in any jurisdiction in which it is not then so qualified, to subject itself to taxation in any jurisdiction in which it is not then subject to taxation, or to take any action that would subject it to general service of process in any jurisdiction in which it is not then so subject.

         7. ADJUSTMENTS. If the Company shall at any time subdivide the outstanding shares of Common Stock into a greater number of shares, or pay to holders of Common Stock any dividend payable in shares of Common Stock, the number of Warrant Shares in effect immediately prior to such subdivision or dividend shall be proportionately increased, and conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares, the number of Warrant Shares in effect immediately prior to such combination shall be proportionately reduced; and, in either case the Exercise Price shall be adjusted proportionately.


                                       WARRANT

         8. NO STOCK RIGHTS. No holder of this Warrant Certificate, as such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant Certificate, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to exercise any preemptive right, to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise, until the Date of Election to Purchase Warrants shall have occurred.

         9. FRACTIONAL WARRANTS AND FRACTIONAL WARRANT SHARES. The Company may, but shall not be required to, issue fractional Warrant Shares. If any fraction of a Warrant Share would, except for the provisions of this Section 9, be issuable to the holder of this Warrant Certificate upon exercise of any Warrants, the Company may, at its election, pay to such holder an amount in cash equal to the difference between (a) the fair market value of one share of Common Stock and (b) the Exercise Price, multiplied by such fraction. The holder of a Warrant Certificate, by the acceptance of the Warrant Certificate, expressly waives the right to receive any fractional Warrant Shares upon exercise of a Warrant. The holder of a Warrant Certificate shall be entitled to receive fractional Warrants and fractional Warrant Shares at the election of the Company.

         10. REPRESENTATIONS OF HOLDER. Neither the Warrants nor the Warrant Shares have been registered under the Securities Act. The holder of this Warrant Certificate, by acceptance hereof, represents that:

              (a) such holder is acquiring the Warrants, and will acquire the Warrant Shares, to be issued to such holder for such holder's own account and not with a view to the distribution thereof;

              (b) has had the opportunity to ask questions of, and has received answers satisfactory thereto from, the officers and directors of, and has had access to information concerning, the Company and the terms and conditions of this Warrant and the Warrant Shares, and all information requested by holder concerning this Warrant and the Warrant Shares and the Company has been provided by the Company;

              (c) such holder has such knowledge and experience in financial affairs that such holder is capable of



                                       WARRANT
evaluating the merits and risks of acquiring and holding this Warrant and the Warrant Shares;

              (d) such holder has not relied, in connection with the decision to accept or to provide consideration for this Warrant and the Warrant Shares, upon the identity or advice of any other Person or upon any representations, warranties or agreements other than those set forth in this Warrant;

              (e) such holder's financial situation is such that such holder can afford to suffer the complete loss of the consideration given in exchange for this Warrant and the Warrant Shares;

              (f) such holder is an "accredited investor" as defined in Regulation D promulgated under the Securities Act; and

              (g) if such holder is an individual, such holder's net worth with such holder's spouse exceeds $1,000,000 or such holder's individual income was in excess of $200,000 in each of the two most recent years or was in excess of $300,000 in each of the two most recent years, and such holder reasonably expects to reach the same income level in the current year.

              Holder agrees not to sell, transfer, pledge or hypothecate any Warrants or any Warrant Shares except in compliance with the provisions of the Securities Act, or pursuant to an exemption from the requirements of the Securities Act.

              The Company shall use its best efforts to comply with all reporting requirements of the Securities and Exchange Commission (such Commission or any successor to any or all of its functions being the "COMMISSION"), including, without limitation, Rule 144 under the Securities Act, from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of restricted securities. The Company also shall cooperate with the holder of this Warrant Certificate and with each holder of any Warrant Shares in supplying such information as may be necessary for any such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of restricted securities.

         11. NOTICES. All notices, requests, demands and other communications relating to this Warrant Certificate shall be in writing, including by telecopier, telex, telegram


                                       WARRANT
or cable, addressed, if to the registered holder hereof, to it at the address furnished by the registered holder to the Company, and if to the Company, at its office at 1800 Century Park East, Suite 1000, Los Angeles, California 90067,
Attention: President, or to such other address as any party shall notify the other party in writing, and shall be effective, in the case of written notice by mail, three days after placement into the mails (first class, postage prepaid), and in the case of notice by telex, telecopier, telegram or cable, on the same day as sent.

         12. BINDING EFFECT. This Warrant Certificate shall be binding upon and inure to the sole and exclusive benefit of the Company, its permitted successors and permitted assigns, and the registered holder or holders from time to time of the Warrants and the Warrant Shares.

         13. SURVIVAL OF RIGHTS AND DUTIES. Unless earlier terminated or cancelled in whole or in part pursuant to Section 16 of this Warrant Certificate, this Warrant Certificate and unexercised Warrants represented hereby shall terminate and be of no further force and effect on the earlier of the Expiration Time or the date on which all the Warrants shall have been exercised, except that the provisions of Sections 4, 6(b) and 10 of this Warrant Certificate shall continue in full force and effect after any such termination or cancellation.

         14. GOVERNING LAW. This Warrant Certificate shall be construed in accordance with and governed by the internal laws of the State of Delaware applicable to contracts executed and to be performed wholly within such state, without regard to the principles of conflicts or choice of law.

         15. MODIFICATION AND WAIVER. This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         16. AGREEMENT TO BE BOUND. The Holder acknowledges and hereby agrees to become a party to and be bound by the terms and conditions of that certain Stockholders Agreement dated as of August 2, 1994 among the Company and certain of its stockholders, optionholders and warrantholders, and that the Holder is bound by all the terms and conditions of such agreement just as if the Warrants were shares of Common Stock (as defined in the Stockholders Agreement), MUTATIS MUTANDIS.

         17. REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization or reclassification of the capital stock of the Company, any


                                       WARRANT
consolidation or merger of the Company with another entity, or the sale of all or substantially all of the Company's assets to another entity shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger of sale, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable in such reorganization, reclassification, consolidation, merger or sale with respect to or in exchange for the number of shares of Common Stock purchasable and receivable upon the exercise of the rights represented hereby had such rights been exercised immediately prior thereto, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares of Common Stock purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the Holder at the last address thereof appearing in the Register, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase. This Section 17 shall not apply to any consolidation, merger or sale following which the Aurora Equity Partners L.P. and Aurora Overseas Equity Partners I, L.P. (together, the "AURORA ENTITIES") and their respective Affiliates collectively no longer control the Company. As used herein, the term "AFFILIATE" shall mean, with reference to any person or entity, any other person or entity directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such first person or entity.

         18.  [INTENTIONALLY LEFT BLANK]

         19.  NOTICES AND INFORMATION TO HOLDER.

              (a) FINANCIAL STATEMENTS AND DOCUMENTS. The Company shall provide to the Holder upon request a copy of


                                       WARRANT
monthly, quarterly and annual financial statements for the Company and, if any, its subsidiaries. The Holder shall accept, and the Company shall deliver, such financial statements in whatever form and at whatever times such financial statements are provided to the Company's debt holders, lenders or board of directors. The Company shall also provide to Holder upon request at no cost to Holder a copy of any material agreements relating to the Company's (or any subsidiary's) capital structure or debt and equity financing arrangements. If requested by the Company, the Holder shall execute such confidentiality agreements as the Company may reasonably require. The Company's obligations to deliver financial statements and other documents under this Section 19 shall terminate on the date on which the Company becomes a reporting company under
Section 12 or Section 15 of the Securities Exchange Act of 1934, as amended.

              (b) NOTICES OF CERTAIN EVENTS. In case: (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; (b) the Company shall authorize the distribution to all holders of shares of Common Stock of assets, including cash, evidences of its indebtedness or other securities; (c) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants, or of the commencement of a tender offer or exchange offer for shares of Common Stock; or (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; THEN the Company shall cause to be given to the Holder at least 10 days prior to the applicable record date hereinafter specified, or the date of the event in the case of events for which there is no record date, notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up.



                                       WARRANT

              (c) INFORMATION REGARDING ADJUSTMENTS. The Company shall keep a record of any adjustment to the Warrant Shares or the Exercise Price pursuant hereto, together with a record as to the method of calculation and the facts upon which such calculations are based. Such information shall be provided to the Holder upon request. To the extent practicable, the Company will include such information in the notices given pursuant to Section 20(b).

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be executed under its corporate seal by its officers thereunto duly authorized as of the date hereof, and the Holder has caused this Warrant Certificate to be executed and delivered by its duly authorized representative.

                                       AFTERMARKET TECHNOLOGY HOLDINGS
                                            CORP.
[CORPORATE SEAL]

                                       By:
                                           -----------------------------
                                          Name:  William A. Smith
                                          Title: President



                                       --------------------------------
                                       MICHAEL J. HARTNETT



                                       WARRANT

                                       ANNEX A

                                  FORM OF ASSIGNMENT

FOR VALUE RECEIVED, __________________________ hereby sells, assigns and transfers to each assignee set forth below all the rights of the undersigned in and to the number of Warrants (as deemed in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to such Warrants and the shares of common stock, $.____ par value per share, of Aftermarket Technology Holdings Corp. issuable upon exercise of such Warrants:

Name of Assignee   Address        Number of Warrants
----------------   -------        ------------------






If the aggregate number of such Warrants shall not constitute all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

                                  Name of
                                  Holder (Print):
                                                  ------------------------------
Dated:          ,                 (By:)
       --------   -----                -----------------------------------------
                                  (Title:)
                                           -------------------------------------


[SIGNATURE GUARANTEE]             ATTEST:
(Not Required for
 Initial Registered
 Holder)


                                  ---------------------------------------------
                                                      [Assistant] Secretary


                                       ANNEX A

                                       ANNEX B

                             FORM OF ELECTION TO PURCHASE

(To Be Executed by the Holder if the
 Holder Desires to Exercise Warrants
 Evidenced by the foregoing Warrant Certificate)

To Aftermarket Technology Holdings Corp.:

The undersigned hereby irrevocably elects to exercise ________ Warrants (as deemed in and evidenced by the foregoing Warrant Certificates) for, and to purchase thereunder, ___________ full shares of common stock, $_____ par value per share, of Aftermarket Technology Holdings Corp., issuable upon exercise of such Warrants and delivery of $_________ in cash and any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

The undersigned requests that certificates for such shares be issued in the name of the following:

                                            PLEASE INSERT SOCIAL SECURITY
                                            OR TAX IDENTIFICATION NUMBER



                                            -----------------------------------

                                            -----------------------------------

                                            -----------------------------------
                                            (Please print name and address)

--------------------------------------------------------------------------------

If such number of Warrants shall not constitute all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned request that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to the following:

--------------------------------------------------------------------------------
(Please print name and address)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Dated:              ,              Name of Holder
       -------------  ----         Print):
                                          ---------------------------------

[SIGNATURE GUARANTEE]             (By:)
                                        -----------------------------------
(Not Required for Initial                             (Title:)
Registered Holder)


                                       ANNEX B
+







                                         B-1